                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement [ ] Confidential, for Use of the Commission
    Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          ESHARE COMMUNICATIONS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

     Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                         (ESHARE COMMUNICATIONS, INC.)

                          ESHARE COMMUNICATIONS, INC.
                         5051 PEACHTREE CORNERS CIRCLE
                          NORCROSS, GEORGIA 30092-2500
                                 (770) 239-4000
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 22, 2001
                             ---------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of eshare communications, Inc. ("eshare") will be held at the Atlanta Financial Center, 18th Floor, 3343 Peachtree Road, N.E., Atlanta, Georgia 30326, at 10:00 a.m., Atlanta, Georgia time, on Tuesday, May 22, 2001 (the "Meeting"), to consider and act upon:

     1. the election of six persons to serve as members of eshare's Board of Directors;

     2. a proposal to ratify the selection of independent public accountants for eshare's current fiscal year; and

     3. such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 30, 2001, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting.

                                          By Order of the Board of Directors,

                                          /s/ RICHARD P. DOBB
                                          Richard P. Dobb
                                          Secretary

April 19, 2001
Atlanta, Georgia

                                   IMPORTANT

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE WHICH HAS BEEN PROVIDED. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. IN THE EVENT YOU ARE ABLE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                          ESHARE COMMUNICATIONS, INC.

                         5051 PEACHTREE CORNERS CIRCLE
                          NORCROSS, GEORGIA 30092-2500
                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 22, 2001
                             ---------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

SHAREHOLDERS MEETING

     This Proxy Statement and the enclosed proxy ("Proxy") are furnished on behalf of the Board of Directors of eshare communications, Inc., a Georgia corporation ("eshare" or "Company"), for use at the Annual Meeting of Shareholders to be held on May 22, 2001 at 10:00 a.m., Atlanta, Georgia time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Atlanta Financial Center, 18th Floor, 3343 Peachtree Road, N.E., Atlanta, Georgia 30326. eshare intends to mail this Proxy Statement and the accompanying Proxy card on or about April 19, 2001, to all shareholders entitled to vote at the Annual Meeting.

SHAREHOLDERS ENTITLED TO VOTE

     Only holders of record of eshare's common stock, no par value ("Common Stock"), at the close of business on March 30, 2001 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on March 30, 2001, eshare had outstanding and entitled to vote 21,958,851 shares of common stock, no par value per share ("Common Stock"). Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. Any shareholder who signs and returns a Proxy has the power to revoke it at any time before it is exercised by providing written notice of revocation to the Secretary of eshare or by filing with the Secretary of eshare a Proxy bearing a later date. The holders of a majority of the total shares of Common Stock outstanding on the record date, whether present at the Annual Meeting in person or represented by Proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The shares held by each shareholder who signs and returns the enclosed form of Proxy will be counted for the purposes of determining the existence of a quorum at the Annual Meeting, whether or not the shareholder abstains on all or any matter to be acted on at the Annual Meeting. Abstentions and broker non-votes both will be counted toward fulfillment of quorum requirements. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

COUNTING OF VOTES

     The purpose of the Annual Meeting is to consider and act upon the matters that are listed in the accompanying Notice of Annual Meeting and set forth in this Proxy Statement. The enclosed form of Proxy provides a means for a shareholder to vote for all of the matters listed in the accompanying Notice of Annual Meeting and described in the Proxy Statement. The enclosed form of Proxy also provides a means for a shareholder to vote for all of the nominees for Director listed thereon or to withhold authority to vote for one or more of such nominees. eshare's Bylaws provide that Directors are elected by a plurality of the votes cast.

Plurality means that more votes must be cast in favor of the election of a Director than those cast against election of such Director. Accordingly, the withholding of authority by a shareholder (including broker non-votes) will not be counted in computing a plurality and thus will have no effect on the results of the election of such nominees.

     The accompanying form of Proxy also provides a means for a shareholder to vote for, against or abstain from voting on each of the other matters to be acted upon at the Annual Meeting. Each Proxy will be voted in accordance with the shareholder's directions. The affirmative vote of a majority of the shares of Common Stock present in person or represented by a Proxy and entitled to vote on Proposal 2 set forth in the accompanying Notice of Annual Meeting is required for the approval of such proposal. Approval of any other matters as may properly come before the meeting also will require the affirmative vote of a majority of the shares of Common Stock present in person or represented by a Proxy and entitled to vote at the meeting. Abstentions with respect to Proposal 2 will have the same effect as a vote against the proposal. With respect to broker non-votes, the shares will not be considered present at the meeting for the proposal to which authority was withheld. Consequently, broker non-votes will not be counted with regard to the proposal, but they will have the effect of reducing the number of affirmative votes required to approve the proposal, because they reduce the number of shares present or represented from which a majority is calculated. There are no dissenter's rights with respect to any matter to be acted upon pursuant to this Proxy Statement.

PROXIES AND SOLICITATION

     When the enclosed Proxy is properly signed and returned, the shares, which it represents, will be voted at the Annual Meeting in accordance with the instructions noted thereon. In the absence of such instructions, the shares represented by a signed Proxy will be voted in favor of the nominees for election to the Board of Directors, and in favor of the approval of Proposal 2.

     Proxies will be solicited from eshare's shareholders by mail. eshare will pay all expenses in connection with the solicitation, including postage, printing and handling, and the expenses incurred by brokers, custodians, nominees and fiduciaries in forwarding proxy material to beneficial owners. It is possible that directors, officers and other employees of eshare may make further solicitation personally or by telephone, facsimile or mail. Directors, officers and other employees of eshare will receive no additional compensation for any such further solicitation.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the amount and percent of shares of Common Stock which, as of March 31, 2001, are deemed under the rules of the Securities and Exchange Commission (the "Commission") to be "beneficially owned" by each member of the Board of Directors of eshare, by each nominee for election to the Board of Directors, by each executive officer of eshare, by all directors, nominees and executive officers of eshare as a group, and by any person or "group" (as that term is used in the Securities Act of 1934, as amended) known to eshare as of that date to be a "beneficial owner" of more than 5% of the outstanding shares of Common Stock of eshare.

                                                                        COMMON STOCK
                                                                   BENEFICIALLY OWNED(1)
                                                              --------------------------------
                                                              NUMBER OF SHARES OF   PERCENTAGE
DIRECTORS AND EXECUTIVE OFFICERS                                 COMMON STOCK        OF CLASS
--------------------------------                              -------------------   ----------
Aleksander Szlam(2).........................................      11,147,395           50.8%
George W. Landgrebe(3)......................................          64,695              *
William K. Dumont(4)........................................          75,273              *
Andrew J. Filipowski(5).....................................         430,000            2.0%
Donald L. House(6)..........................................          43,500              *
Stephen Jeffery(7)..........................................          10,000              *
Jack Pellicci(8)............................................          15,000              *
James Tito(9)...............................................         726,250            3.3%
All executive officers and directors as a group (8
  persons)(10)..............................................      12,512,113           56.2%

---------------

  *  Less than 1% of the outstanding Common Stock.
 (1) Information with respect to "beneficial ownership" shown in the table above is based on information supplied by the directors and executive officers of eshare and filings made with the Commission or furnished to eshare by other shareholders. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated by footnote, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Percentage of beneficial ownership is based on 22,250,899 shares of Common Stock outstanding as of March 31, 2001 and includes shares of Common Stock subject to options which may be exercised within 60 days of March 31, 2001. Such shares are deemed to be outstanding for the purposes of computing the percentage ownership of the individual holding such shares, but are not deemed outstanding for purposes of computing the percentage of any other person shown in the table.
 (2) Consists of 11,143,395 shares held by a limited partnership controlled by Mr. Szlam and 4,000 shares held indirectly by Mr. Szlam's children.
 (3) Includes 53,130 shares issuable pursuant to options exercisable within 60 days of March 31, 2001.
 (4) Includes 75,001 shares issuable pursuant to options exercisable within 60 days of March 31, 2001.
 (5) Includes 16,667 shares issuable pursuant to options exercisable within 60 days of March 31, 2001.
 (6) Includes 41,000 shares issuable pursuant to options exercisable within 60 days of March 31, 2001.
 (7) Includes 10,000 shares issuable pursuant to options exercisable within 60 days of March 31, 2001.
 (8) Includes 15,000 shares issuable pursuant to options exercisable within 60 days of March 31, 2001.
 (9) Includes 81,250 shares issuable pursuant to options exercisable within 60 days of March 31, 2001.
(10) Includes 11,143,395 shares held by a limited partnership controlled by Mr. Szlam, 4,000 shares held indirectly by Mr. Szlam's children, and 292,048 shares issuable pursuant to options exercisable within 60 days of March 31, 2001.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

INTRODUCTION

     At the Annual Meeting, six directors are to be elected for the terms described below. Each of the nominees for election to the Board of Directors is currently a director of eshare. If elected at the Annual Meeting, each of the nominees would serve until the Annual Meeting held in 2002 and thereafter and until his successor is duly elected and qualified, or until such director's earlier death, resignation or removal.

     Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may select. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

     The Board of Directors recommends a vote FOR each named nominee.

NOMINEES

     The name and age, principal occupation or employment, and other data regarding each nominee, based on information received from the respective nominees, are set forth below:

     ALEKSANDER SZLAM

          Mr. Szlam, 49, founded eshare (formerly Melita International) in 1979 and has served as our Chairman of the Board since its inception. Mr. Szlam was Chief Executive Officer ("CEO") from 1979 until July 2000 and was again named CEO in January 2001. Prior to founding eshare, Mr. Szlam worked as a design engineer and scientist at Lockheed Corporation, Solid State Systems and NCR. Mr. Szlam received a BSEE and a MSEE from Georgia Institute of Technology and holds over 40 world industry patents.

     ANDREW J. FILIPOWSKI

          Mr. Filipowski, 50, has served as a director since April 1999. He is President, CEO and Chairman of divine, inc., an enterprise web solutions company. Mr. Filipowski was Founder/Chairman/President of Platinum Technology, Inc., from its founding in 1987 until its sale to Computer Associates, Inc. in 1999. Platinum Technology developed and marketed a wide array of distributed computing systems software products and data warehousing solutions.

     DONALD L. HOUSE

          Mr. House, 59, has served as a director since June 1997. Mr. House is currently Chairman of the Board of Directors of Ockam Technologies. He served as Chairman of the Board of Directors of Clarus Corporation (formerly known as SQL Financials International, Inc.), from 1993 to 1998. He continues to serve on that Board, where he is a member of its Audit Committee. He is also a member of the Board of Directors of Carreker Corporation, where he is Chairman of the Audit Committee. Since 1988, he has been a business advisor, director and investor in a number of emerging growth high technology companies. From 1968 through 1987, Mr. House served in a number of positions with Management Science America, Inc.

     STEPHEN JEFFERY

          Mr. Jeffery, 45, has served as a director since December 2000. He is Chairman, President and CEO of Clarus Corporation. Mr. Jeffery joined Clarus in 1994 from Hewlett-Packard Company, where he served in a variety of sales, marketing and management positions in the U.S., Europe and Asia Pacific for

     15 years. Before that, he was in sales with IBM. Mr. Jeffery holds a bachelor's degree in business from Sheffield City University in the U.K.

     JACK PELLICCI

          Mr. Pellicci, 62, has served as a director since July 2000. He is Vice President of Oracle Corporation's Global Service Industries Group, having joined Oracle in 1992 after retiring from the U.S. Army as a Brigadier General, responsible for the Personnel Information Systems Command. Mr. Pellicci also served as the Deputy Director and acting Director of Training for the U.S. Army and was responsible for policy and funding for technology-based training and education. He is currently the co-chairman of the Armed Forces Communications and Electronics Association ("AFCEA") International's Technical Committee and has served on the Board of Directors of the Washington Chapter of AFCEA. He is a member of the Board of Directors of the Open GIS Consortium, a worldwide organization leading the initiative for interoperability in the GIS/Geo-processing community. Mr. Pellicci serves on the Board of Advisors for the Government Technology Program at the University of Denver. He also serves on the Board of Directors of Sedona, a public company focusing on Geospatial/GIS/Spatially Enabled CRM business. Mr. Pellicci holds a BSEE degree from the U.S. Military Academy at West Point, and a MSEE degree from the Georgia Institute of Technology.

     JAMES TITO

          Mr. Tito, 44, has served as a director since September 1999. Mr. Tito served as our president from October 1999 through December 2000 and as our Chief Executive Officer from July 2000 through December 2000. Mr. Tito was a co-founder of eShare.com, Inc. (formerly eShare Technologies, Inc.), and served as the Chairman and Chief Executive Officer of eShare.com, Inc. from its inception in October 1996 until its acquisition by eshare. Prior to co-founding eShare.com, Inc. Mr. Tito served as the president of its predecessor, Interactive Marketing Technologies, a database marketing, consulting and services firm, since 1988. Mr. Tito serves as a director of Long Island's Software Technology Network.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     During 2000, the Board of Directors held seven meetings. All of the directors attended at least 90% of the aggregate total number of meetings of the Board of Directors held during their tenure and meetings of committees of the Board of Directors on which they served.

     eshare's Board of Directors has established an Audit Committee and Compensation Committee. Andrew J. Filipowski, Donald L. House, Stephen Jeffery, and Jack Pellicci presently serve on the Audit Committee. The Audit Committee met one time in 2000. The primary functions of the Audit Committee are to (i) review the scope and timing of the audit and non-audit services to be rendered by eshare's independent accountants, to review audit plans of the independent accountants and internal auditors and to review the reports upon completion of their audits, (ii) to review the appropriateness of eshare's accounting policies, the adequacy of its financial controls and the reliability of the financial information reported to the public, and (iii) to report to the Board of Directors on its activities. Andrew J. Filipowski, Donald L. House, and Jack Pellicci presently serve on the Compensation Committee. The Compensation Committee met four times in 2000. The primary functions of the Compensation Committee are to review and approve, subject to ratification of the Board of Directors, the Chief Executive Officer's compensation, to consult with the Chief Executive Officer and approve compensation for executive officers and other key employees, to administer eshare's stock option plans and employee stock purchase plan including approval of all awards thereunder, to approve management incentive plans for senior management, and to report to the Board of Directors on these activities.

     As compensation for serving on the Board of Directors, directors who are not also employees of eshare ("Nonemployee Directors") receive $1,000 for each meeting of the full Board and $500 for each Committee meeting. In eshare's discretion, Nonemployee Directors may also be reimbursed for reasonable expenses incurred by them in connection with their attendance at Board Meetings. Nonemployee Directors are also eligible to receive options under eshare's 1997 Stock Option Plan. Under this plan, Nonemployee Directors receive an option to purchase 20,000 shares of eshare's common stock upon election to the Board of Directors. Directors also receive an option to purchase 15,000 shares of eshare's common stock each year, with one-fourth of such options vesting for each calendar quarter during which the Nonemployee Director serves.

EXECUTIVE OFFICERS

     In addition to the individuals nominated for director above who are also executive officers of eshare, the following individuals presently serve as executive officers of eshare:

     GEORGE W. LANDGREBE

          George W. Landgrebe has served as our Chief Operating Officer since December 1999, and as our Chief Financial Officer from February 2000 through September 2000. Mr. Landgrebe was a Director of eShare.com, Inc. (formerly eShare Technologies, Inc.) from its inception until its merger with eshare. Prior to joining eShare.com, Inc., Mr. Landgrebe was managing partner in Performance Leadership, LLC, a business-consulting group. Mr. Landgrebe has also held executive positions with AutEx Systems, an online, real time interactive equity block trading firm, Thomson Financial Information (American Banker/Bond Buyer), Robbins Research International, Infinite Possibilities LLC, WorkLife Solutions, and Xerox Corporation.

     WILLIAM K. DUMONT

          William K. Dumont has served as President Worldwide Sales since February 2001. Mr. Dumont served as Executive Vice President, Business Development, from January 2000 until September 2000 and as Executive Vice President Sales from October 2000 through January 2001. Mr. Dumont was Chief Operating Officer of eshare from January 1999 until December 1999. He was Senior Vice President, Worldwide Sales from August 1998 until December 1999. Mr. Dumont also served as Vice President, Sales from December 1996 until August 1998. Prior to joining eshare, Mr. Dumont served as Regional Manager for Octel Communications Corporation from 1994 to 1996, and from 1990 to 1994 he served as Regional Vice President of VMX, Inc., both of which are voice-processing companies.

     GLEN SHIPLEY

          Glen Shipley has served as our Chief Financial Officer since October 2000. From October 1998 to September 2000, Mr. Shipley was Chief Financial Officer for Vanishing Point, Inc., a venture backed start-up company. From 1996 to September 1998, Mr. Shipley was a corporate financial consultant and attorney in private practice rendering legal and financial advice to commercial enterprise. Other positions he has held include Chief Financial Officer and General Counsel of Advanced Research Management, Inc. and Chief Financial Officer of MCEG, Inc., where he coordinated the company's initial public offering. Mr. Shipley received a M.B.A. from UCLA and his J.D. from Seattle University. He also holds a certified public accountant certificate.

     There are no family relationships between any of our directors or executive officers.

                             EXECUTIVE COMPENSATION

     The following table presents certain summary information concerning compensation earned for services rendered to eshare by eshare's Chief Executive Officer and each of the other three most highly compensated executive officers of eshare during 2000 (collectively the "Named Executive Officers") for the fiscal years ended December 31, 2000, 1999 and 1998.

                           SUMMARY COMPENSATION TABLE

                                                                               LONG TERM
                                                                              COMPENSATION
                                                    ANNUAL                       AWARDS
                                                 COMPENSATION                 ------------
                                    ---------------------------------------    SECURITIES
                                                             OTHER ANNUAL      UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR    SALARY     BONUS(1)    COMPENSATION(2)   OPTIONS (#)    COMPENSATION
---------------------------  ----   --------   ----------   ---------------   ------------   ------------
Aleksander Szlam...........  2000   $330,000   $  160,000(3)       --                --          --
  Chairman of the Board and  1999   $330,000   $  160,000(3)       --                --          --
  Chief Executive Officer    1998   $300,000   $  240,000(3)       --                --          --
James Tito.................  2000   $276,479   $  130,625         --            200,000          --
  Vice Chairman of the       1999   $240,000   $  120,000         --            125,000          --
     Board and President     1998   $250,952   $   55,000         --                 --          --
George W. Landgrebe........  2000   $252,000   $   94,500         --             70,000          --
  Chief Operating Officer,   1999   $      0   $        0         --             61,565          --
  Chief Financial and        1998   $      0   $        0         --                 --          --
  Administration Officer
William K. Dumont..........  2000   $205,000   $   90,542         --             35,000          --
  Executive Vice President,  1999   $205,000   $   43,508         --             40,000          --
  Business Development       1998   $139,846   $  124,000         --             65,000          --

---------------

(1) Except as noted, bonuses awarded and paid in each year were based upon prior year performance.
(2) In accordance with rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits has been omitted because such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary and bonus for the Named Executive Officer for such year.
(3) Bonus is based upon Mr. Szlam's employment agreement with eshare.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table contains information concerning options granted during the year ended December 31, 2000 to the Named Executive Officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                        POTENTIAL REALIZABLE
                                                                                          VALUE AT ASSUMED
                                   NUMBER OF     % OF TOTAL                             ANNUAL RATES OF STOCK
                                   SECURITIES     OPTIONS      EXERCISE                PRICE APPRECIATION FOR
                                   UNDERLYING    GRANTED TO    OR BASE                     OPTION TERM (2)
                         OPTION     OPTIONS     EMPLOYEES IN    PRICE     EXPIRATION   -----------------------
NAME                      DATE     GRANTED(1)   FISCAL YEAR     ($/SH)       DATE         5%           10%
----                     -------   ----------   ------------   --------   ----------   ---------   -----------
Aleksander Szlam.......                  --           --           --                        --            --
James Tito.............  5/11/00    200,000        12.52         5.88      12/31/00    $922,016    $2,164,740
George Landgrebe.......  5/11/00     70,000         4.38         5.88       5/11/10    $322,706    $  757,659
William K. Dumont......  5/11/00     35,000         2.19         5.88       5/11/10    $161,353    $  378,829

---------------

(1) The options granted to the named executive officers were awarded under eshare's 1997 Stock Option Plan (the "1997 Plan"). The options granted under the 1997 Plan are exercisable for a period not to exceed ten years from the date of grant. Options generally vest over four years of continuous employment with eshare. The exercise price of each option granted was not less than 100% of the fair market value of a share of Common Stock on the date of grant.
(2) Amounts represent the hypothetical gains that could be achieved for the respective options at the end of the ten-year option term. The assumed 5% and 10% rates of stock appreciation are mandated by the rules of the Securities and Exchange Commission and may not accurately reflect the appreciation of the price of the Common Stock from the grant date until the expiration of the option term. These assumptions are not intended to represent a forecast of future stock appreciation of eshare's Common Stock. No assurance can be given that eshare's Common Stock will appreciate at all.

OPTIONS EXERCISED AND YEAR-END VALUES OF AN EXERCISED OPTION

     The following table sets forth information, as of December 31, 2000, regarding the number of shares received and the value realized upon exercise of the stock options, and the number and value of exercisable and unexercisable options to purchase Common Stock of eshare held by eshare's Named Executive Officers.

      AGGREGATED OPTION EXERCISES IN 2000 AND 2000 YEAR-END OPTION VALUES

                                             NUMBER OF SHARES UNDERLYING         VALUE OF UNEXERCISED
                                                UNEXERCISED OPTIONS AT           IN-THE-MONEY OPTIONS
                                                  DECEMBER 31, 2000            AT DECEMBER 31, 2000(1)
                                             ----------------------------    ----------------------------
                   NAME                      EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
                   ----                      -----------    -------------    -----------    -------------
Aleksander Szlam...........................        --              --               --            --
James Tito.................................    81,250               0          $     0          $  0
George W. Landgrebe........................    53,130          90,000          $18,967          $  0
William Dumont.............................    72,501          97,499          $     0          $  0

---------------

(1) Calculated by multiplying the number of shares underlying options by the difference between the closing sale price for the Common Stock of $1.25 as reported by The NASDAQ Stock Market on December 31, 2000 and the exercise price of the options.

AGREEMENTS WITH EMPLOYEES

     Principal employees of eshare, including executive officers, are required to sign an agreement with eshare restricting the ability of the employee to compete with eshare during his or her employment and for a period of one year thereafter, restricting solicitation of customers and employees following employment with eshare, and providing for ownership and assignment of intellectual property rights to eshare.

     Mr. Szlam has entered into an employment agreement with us effective June 4, 1997. Pursuant to the agreement, Mr. Szlam is entitled to receive an annual base salary of $300,000, and is entitled to an annual bonus of $160,000. Based on his performance in 1998, our Board of Directors granted Mr. Szlam an additional bonus of $80,000, and based on his performance in 1999 and 2000, our Board of Directors granted Mr. Szlam no additional bonus. The Board of Directors has increased Mr. Szlam's base salary in 1999 and 2000 to $330,000. Mr. Szlam's employment agreement has an initial term of two years and automatically renews for additional two-year terms unless eshare or Mr. Szlam cancels such renewal by giving ninety days' prior written notice. As neither eshare nor Mr. Szlam canceled this agreement by March 4, 2001, it has been extended automatically until June 2003. Under the terms of the agreement, Mr. Szlam has agreed to assign to us all patents, copyrights and other intellectual property developed by him during the course of his employment. In addition, Mr. Szlam has agreed not to solicit our customers or employees or to compete with us for two years following any termination of his employment.

     Mr. Landgrebe has entered into an employment agreement with us effective December 15, 1999. Pursuant to the agreement, Mr. Landgrebe is entitled to receive an annual base salary of $252,000, and is eligible for a performance bonus as determined by the Board of Directors. Mr. Landgrebe's employment agreement runs for an indefinite term and may be terminated by either party on ninety days' prior written notice. Under the terms of the agreement, Mr. Landgrebe has agreed to assign to us all patents, copyrights and other intellectual property developed by him during the course of his employment. In addition, Mr. Landgrebe has agreed not to solicit our customers or employees or to compete with us for two years following any termination of his employment.

     Mr. Dumont has entered into an employment agreement with us effective March 22, 2001. Pursuant to the agreement, Mr. Dumont is entitled to receive an annual base salary of $250,000, and is eligible for a performance bonus (of which $50,000 is guaranteed) based on achievement of certain goals. Additionally, under the agreement Mr. Dumont is entitled to receive 550,000 stock options. Mr. Dumont's employment agreement runs for three years. Under the terms of the agreement, Mr. Dumont has agreed to assign to us all patents, copyrights and other intellectual property developed by him during the course of his employment. In addition, Mr. Dumont has agreed not to solicit our customers or employees or to compete with us for two years following any termination of his employment.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires eshare's officers and directors and persons who own more than ten percent of the Common Stock to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of Common Stock and any other equity securities of eshare with the Securities and Exchange Commission and The NASDAQ Stock Market. Officers, directors and greater than ten percent shareholders are required by Securities Exchange Commission regulations to furnish eshare with copies of all such forms they file.

     Based solely on a review of the copies of the forms that it has received, and on written representations from certain reporting persons that no additional forms were required, eshare believes that its officers, directors and greater than ten percent beneficial owners complied with all of these filing requirements in 2000, except that Mr. Jeffery's initial Form 3 was filed late.

401(K) PROFIT SHARING PLAN

     eshare maintains a 401(k) Profit Sharing Plan (the "401(k) Plan") which is intended to be a tax-qualified defined contribution plan under Section 401(k) of the Code. In general, all U.S. employees of eshare are eligible to participate at the beginning of the quarter following their hire date. The 401(k) Plan includes a salary deferral arrangement pursuant to which participants may contribute, subject to certain Code limitations, a maximum of 15% of their salary on a pre-tax basis, with a maximum deferral of $10,000. Starting in 1998, eshare guarantees a matching contribution of 40% of each participant's contribution up to 6% of the participant's salary and a discretionary match of up to 60% of each participant's contribution up to 6% of the participant's salary. In 2000, eshare's matching contribution was 40% of each participant's contribution up to

6% of the participant's salary, for an aggregate contribution of $480,903. A separate account is maintained for each participant in the 401(k) Plan. The portion of a participant's account attributable to his or her own contributions is 100% vested. The portion of the account attributable to Company contributions (including matching contributions) vests ratably over the next two years of service with eshare. Distributions from the 401(k) Plan may be made in the form of a lump-sum payment in cash or property or in the form of an annuity.

STOCK OPTION PLANS AND STOCK PURCHASE PLAN

     1997 Stock Option Plan. eshare's 1997 Stock Option Plan (the "1997 Stock Option Plan") became effective on February 6, 1997. The aggregate number of shares reserved for issuance under the 1997 Stock Option Plan was 3,350,000 shares of common stock, less any options issued under eshare's 1992 Stock Option Plan. The 1997 Stock Option Plan also provides for an automatic adjustment on the first day of each fiscal year, beginning with 1998, by a number of shares such that the total number of shares reserved for issuance under the 1997 Stock Option Plan equals the sum of (i) the aggregate number of shares previously issued under the 1997 Stock Option Plan and the 1992 Stock Option Plan, (ii) the aggregate number of shares subject to then issued or outstanding options granted under the 1997 Stock Option Plan and the 1992 Stock Option Plan, and (iii) 5% of the number of shares of common stock outstanding on the last day of the preceding fiscal year. Options are granted at the fair market value and are exercisable based on the specific terms of the grant up to ten years from the grant date. The options vest primarily over a four-year period. The purpose of the 1997 Stock Option Plan is to provide incentives for key employees, officers, consultants and directors to promote the success of eshare, and to enhance eshare's ability to attract and retain the services of such persons. Options granted under the 1997 Stock Option Plan may be either options intended to qualify as "incentive stock options" under Section 422 of the Code or nonqualified stock options.

     As of March 31, 2001, options to purchase 1,865,700 shares of Common Stock were outstanding under the 1997 Stock Option Plan at a weighted average exercise price of $6.68 per share and 201,542 shares of Common Stock have been issued upon exercise of options granted under the 1997 Stock Option Plan.

     1992 Discounted Stock Option Plan. eshare's 1992 Discounted Stock Option Plan (the "1992 Stock Option Plan") became effective on January 1, 1992. The aggregate number of shares reserved for issuance under the 1992 Stock Option Plan is 1,000,000 shares. The purpose of the 1992 Stock Option Plan is to provide incentives for key employees to promote the success of eshare, and to enhance eshare's ability to attract and retain the services of such persons. Options granted under the 1992 Stock Option Plan are not intended to qualify as "incentive stock options" under Section 422 of the Code. Options granted under the 1992 Stock Option Plan vest over a period of time specified in the relevant option agreement.

     As of March 31, 2001, options to purchase 270,156 shares of Common Stock were outstanding under the 1992 Stock Option Plan at a weighted average exercise price of $3.36 per share and 757,088 shares of Common Stock have been issued upon exercise of options granted under the 1992 Stock Option Plan.

     1996 Stock Option Plan. In October, 1996, eShare.com (formerly eShare Technologies, Inc.) approved, as amended, a stock option and restricted stock purchase plan (the "1996 Stock Option Plan") for which 2,300,000 shares of common stock were originally authorized for issuance. Upon the acquisition of eShare.com, Inc. the 1996 Stock Option Plan options were converted into options for the common stock of eshare communications, Inc. as adjusted by the acquisition conversion ratio. No additional options will be granted under the 1996 Stock Option Plan.

     Employee Stock Purchase Plan. eshare adopted an Employee Stock Purchase Plan (the "Stock Purchase Plan") on March 1, 1997, to become effective on June 4, 1997. The Stock Purchase Plan is intended to qualify under sec. 423 of the Code. An employee electing to participate in the Stock Purchase Plan must authorize on a semi-annual basis a stated dollar amount or percentage of the employee's regular pay (not to exceed 10%) to be deducted by eshare from the employee's pay. The price at which employees may purchase Common Stock is 85% of the closing price of the Common Stock on the NASDAQ National Market on the first day of the semi-annual period or the last day of the semi-annual period, whichever is lower. An employee may not sell shares of Common Stock purchased under the Stock Purchase Plan until the later of:

(i) 180 days after the closing of this offering; or (ii) the first day of the second semi-annual period following the semi-annual period in which the right to purchase such shares was granted. Employees of eshare who have completed six full months of service with eshare and whose customary employment is more than 20 hours per week for more than nine months per calendar year are eligible to participate in the Stock Purchase Plan. An employee may not be granted an option under the Stock Purchase Plan if after the granting of the option such employee would be deemed to own 5% or more of the combined voting power or value of all classes of stock of eshare. As of March 31, 2001, approximately 430 employees are eligible to participate in the Stock Purchase Plan. The Stock Purchase Plan is administered by the Compensation Committee of the Board of Directors.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

GENERAL

     The Compensation Committee of eshare's Board of Directors has furnished the following report on Executive Compensation in accordance with the rules and regulations of the Securities and Exchange Commission. This report outlines the duties of the Committee with respect to executive compensation, the various components of eshare's compensation program for executive officers and other key employees, and the basis on which the 2000 compensation was determined for the executive officers of eshare, with particular detail given to the 2000 compensation for eshare's Chief Executive Officer.

     During 2000, the Compensation Committee was comprised of Andrew J. Filipowski, Donald L. House and Jack Pellicci, who was appointed to the committee upon his appointment to the Board July 1, 2000.

     Duties of the Committee include establishing and approving compensation of the Chief Executive Officer, consulting with the Chief Executive Officer for the purpose of reviewing and approving compensation for other executive officers and key employees, administering eshare's stock option plans for employees, and approving management incentive bonuses. In performing the duties described above, the Compensation Committee seeks to achieve the following:

     (i) to provide compensation opportunities that are based on the performance of eshare,

     (ii) to provide competitive compensation programs that enable eshare to attract and retain highly qualified executive managers who are focused on enhancing shareholder value, and

     (iii) to coordinate compensation programs and practices so that they promote eshare's annual and long-term business objectives and strategies.

     The Compensation Committee in all instances seeks to link compensation to the value and level of the performance of the executive. The Compensation Committee seeks to achieve this objective by implementing, as the principal components of compensation, a program of base salary, incentive compensation and equity-based incentives. The compensation decisions of the Committee relative to eshare's executive officers and key employees are described below as to each of the foregoing components.

COMPENSATION OF EXECUTIVE OFFICERS GENERALLY

     Salary. The salary levels of eshare's executive officers and other key employees are reviewed by the Committee annually. In determining appropriate base salary levels, the Committee considers factors such as duties and responsibilities inherent in the position held, initiative, performance, tenure and pay practices for other companies of similar size in the electronics industry, as well as business conditions generally prevailing in the software and technology industries.

     eshare refers to external information to determine base salaries paid by other companies for comparable positions. For example, eshare refers to a survey by organizations such as the AEA and Culpepper and Associates for both executives and non-executives to determine market salaries for comparable positions paid by other software and electronic companies of similar size, and awards salary increases based on the number of years experience and performance, giving consideration to the market salaries reflected by these surveys.

     Cash Bonuses. Annual cash bonuses are determined and paid to executives and key employees pursuant to eshare's compensation plan for executive officers and other key employees. For each executive and key employee, the cash bonus is based upon the attainment of financial and other objectives, either for eshare as a whole, or for the employee's area of responsibility. Cash bonuses for executive officers and other key employees are targeted at ranges from 15% of base salary to 100% of base salary. The amount of the bonus payable to any executive officer or other key employee ranges from 0% of targeted bonus to a maximum of 100% of targeted bonus depending on the level of performance goals achieved. Since bonus payments are based on the degree in which eshare achieves its overall operating income and revenue goals, the compensation of executive officers and key employees is higher during years in which eshare meets or exceeds its specified financial performance goals.

     Equity-based Incentives. eshare maintains stock option plans to provide executive officers and other key employees and consultants with additional incentive to promote the financial success of eshare which, in turn, is intended to positively impact the value of eshare's Common Stock. Options granted under eshare's Stock Option Plans have generally been long-term (ten years). All such options are granted at an exercise price equal to fair market value on the date of grant. With such features, eshare considers stock options as a way of aligning the interest of management with the interest of eshare's shareholders to promote growth in eshare's stock price and inducing executive officers and other key employees to remain with eshare on a long-term basis. The Compensation Committee believes that eshare's long-term goals will best be achieved by maintaining in place the core management team of executive officers and other key employees. During 2000, options to purchase 305,000 shares of eshare's Common Stock were awarded to executive officers of eshare. As of March 31, 2001, options to purchase an aggregate 3,091,172 shares of eshare's Common Stock were held by 510 employees under eshare's Stock Option Plans. Included in this amount as of March 31, 2001 are options to purchase approximately 394,380 shares of eshare's Common Stock at an average exercise price of $6.61 held by executive officers named in the Summary Compensation Table.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     In establishing the 2000 cash bonus compensation for Mr. Szlam, eshare observed similar guidelines as set forth for executive officers generally. eshare does not assign specific weighting to the various guidelines or factors, other than the consideration that is given to eshare's achievement of its overall operating income and revenue goals. During 2000, Mr. Szlam's base salary was set at $330,000, the same as that set the immediately preceding year. The Compensation Committee approved no additional bonus above the $160,000 contractual bonus owed Mr. Szlam for 2000, reflecting the fact that although eshare achieved a number of strategic goals in 2000, it failed to achieve its targeted goals for operating income and revenue during the year.

POLICY WITH RESPECT TO QUALIFYING COMPENSATION FOR DEDUCTIBILITY

     Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deduction allowable to eshare for compensation paid to the Chief Executive Officer and each of the five other most highly compensated executive officers to $1.0 million. Qualified performance-based compensation is excluded from this limitation if certain requirements are met. eshare's policy is generally to preserve the federal income tax deductibility of compensation paid, to the extent feasible. The Compensation Committee believes that awards under eshare's management incentive plan and its award of options made under stock option plans for employees will qualify as performance-based compensation and thereby be excluded from the $1.0 million limitation. Notwithstanding eshare's policy to preserve the federal income tax deductibility of compensation payments, under certain circumstances, the Compensation Committee, in its discretion, may authorize payment, such as salary, bonuses or otherwise, that may cause an executive officer's income to exceed the deductible limits.

                                          Compensation Committee

                                          Andrew J. Filipowski
                                          Donald L. House
                                          Jack Pellicci

                            STOCK PERFORMANCE GRAPH

     The following line-graph provides a comparison of the cumulative total shareholder return on eshare's Common Stock for the period from the date of eshare's initial public offering on June 4, 1997 through December 31, 2000, against the cumulative shareholder return during such period achieved by the NASDAQ Stock Market (U.S. Companies) and an index of eshare's competitors in the customer contact and call management systems industry (the "Call Management Index"). All amounts have been calculated as if all dividends were reinvested.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                       ASSUMES INITIAL INVESTMENT OF $100

                                              ESHARE COMMUNICATIONS, INC.          PEER GROUP                   NASDAQ US
                                              ---------------------------          ----------                   ---------
June 1997                                                100.00                      100.00                      100.00
1997                                                      90.62                      101.16                      112.81
1998                                                     210.00                       23.64                      159.09
1999                                                     170.62                       82.69                      295.64
2000                                                      12.50                       22.53                      177.88

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 2000, Andrew J. Filipowski, Donald L. House, and Jack Pellicci served as members of the Compensation Committee of the Board of Directors. Neither of these directors served as an officer or employee or was formerly an officer of eshare or its subsidiaries. Andrew J. Filipowski, a member of the Compensation Committee of the Board of Directors, is Chairman, CEO and President of divine, inc. Aleksander Szlam, eshare's CEO was a member of the Compensation Committee of divine, inc. during fiscal year 2000.

                              CERTAIN TRANSACTIONS

TAX INDEMNIFICATION AGREEMENT

     eshare has entered into Tax Indemnification Agreements with its existing shareholders providing for, among other things, the indemnification of eshare by such shareholders for any federal and state income taxes (including interest) incurred by eshare if for any reason eshare is deemed to be treated as a C corporation during any period for which it reported its earnings to the taxing authorities as an S corporation. The Tax Indemnification Agreements further provide for the cross-indemnification of eshare and of each existing shareholder for certain additional taxes (including interest and, in the case of existing shareholders, penalties) resulting from eshare's operations during the period in which it was an S corporation.

                             AUDIT COMMITTEE REPORT

     This Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

     The Audit Committee of the Board of Directors currently consists of Messrs. Filipowski, House, Jeffery and Pellicci, all of whom meet the independence requirements of Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards, with the exception of Mr. Filipowski. Mr. Filipowski does not meet the independence requirements of Rule 4200)a(14) of the National Association of Securities Dealers' listing standards because the Company's CEO, Aleksander Szlam, was a member of the Compensation Committee of divine, inc., of which Mr. Filipowski is an executive officer. During fiscal year 2000, the Audit Committee of the Board of Directors developed a charter for the Committee, which was approved by both the Audit Committee and the full Board on May 23, 2000. The Audit Committee has been in compliance with its charter. The complete text of the charter is attached as an appendix to this Proxy Statement.

     In overseeing the preparation of the Company's financial statements, the Audit Committee met with both management and the Company's independent auditors to review and discuss the financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the independent auditors. The Committee's review included discussion with the independent auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     With respect to the Company's independent auditors, the Audit Committee, among other things, discussed with Arthur Andersen LLP matters relating to its independence, including the disclosures made to the Audit Committee as required by the Independence Standards Board Standard No.1 (Independence Discussions with Audit Committees).

     For the year ended December 31, 2000, the Company paid Arthur Anderson LLP audit fees of $145,000 and fees for quarterly reviews of $35,000.

     Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

                                          Audit Committee

                                          Andrew J. Filipowski
                                          Donald L. House
                                          Stephen Jeffery
                                          Jack Pellicci

                                   PROPOSAL 2

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has appointed the accounting firm of Arthur Andersen LLP to serve as its independent auditor for 2001. The appointment of this firm was recommended to the Board by its Audit Committee. A proposal to ratify that appointment will be presented at the Meeting. Representatives of Arthur Andersen LLP are expected to be present at the meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

     The Board of Directors recommends that the shareholders vote FOR ratification of selection of independent auditor.

                             SHAREHOLDER PROPOSALS

     Rules of the Securities and Exchange Commission require that any proposal by a shareholder of eshare for consideration at the 2002 Annual Meeting of Shareholders must be received by eshare no later than December 21, 2001, if any such proposal is to be eligible for inclusion in eshare's proxy materials for its 2002 Annual Meeting. Under such rules, eshare is not required to include shareholder proposals in its proxy materials unless certain other conditions specified in such rules are met.

     In order for a shareholder to bring any business or nominations before any Annual Meeting of Shareholders, certain conditions set forth in Section 2.13 of eshare's Amended and Restated Bylaws must be complied with, including, but not limited to, delivery of notice to eshare not less than 60 days prior to the meeting as originally scheduled; provided, however, that in the event that less than 70 days notice or prior public disclosure of the date of the meeting is given or made to the shareholders, notice by the shareholders to be timely must be received not later than the close of business on the 10th day following the date on which such notice of the date of meeting was mailed.

                                 OTHER MATTERS

     Management of eshare is not aware of any other matter to be presented for action at the Annual Meeting other than those mentioned in the Notice of Annual Meeting of Shareholders and referred to in this Proxy Statement. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ Richard P. Dobb
                                          Richard P. Dobb
                                          Secretary

April 19, 2001

                          ESHARE COMMUNICATIONS, INC.

                            AUDIT COMMITTEE CHARTER

I. PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its financial and other oversight responsibilities by:

     - Serving as an independent and objective party to monitor the Company's financial statements, financial reporting process and internal control system.

     - Reviewing and appraising the Company's outside auditors and internal financial management.

     - Providing an open avenue of communication among the Company's outside auditors, management, including internal financial management, and the Board.

     The Audit Committee will further carry out its purpose by engaging in the activities enumerated in Section IV of this Charter.

II. MEMBERSHIP REQUIREMENTS

     Members of the Audit Committee shall meet the following qualifications, or such other qualifications as may be imposed from time to time by the Board, by law or by the listing requirements of any stock exchange or automated quotation system upon which a security of the Company may be traded or quoted.

     (A) Independence

     The Audit Committee shall be comprised of three or more directors as determined by the Board. Except as provided below, the members of the Audit Committee shall be independent directors. "Independent director" shall mean a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

     The following persons shall not be considered independent:

          (1) A director who is employed by the Company or any of its affiliates for the current year or any of the past three years.

          (2) A director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan or non-discretionary compensation.

          (3) A director who is a spouse, parent, child, sibling, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, or resides in the home of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer.

          (4) A director who is a partner in, or controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or the other business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years.

          (5) A director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

     Notwithstanding the preceding limitations, one director who is not otherwise independent and is not a current employee, or an immediate family member (as defined above) of a current employee, may be appointed to the Audit Committee if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its shareholders.

     (B) Financial Literacy

     All members of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. At least one member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication.

     (C) Election, Removal and Replacement

     The members of the Audit Committee shall be elected by the Board. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair.

     In the event a director becomes disqualified from membership on the Audit Committee, such director shall be removed as soon as practicable from service on the Audit Committee by the Board. In the event the removal, resignation, retirement, death or other termination of a director from service on the Audit Committee results in the Audit Committee comprising less than three members, the Board shall elect a new qualified director to the Audit Committee as soon as practicable. If such election to the Audit Committee requires the election by the shareholders of the Company or the directors of new director to the Board, the Company and the Board may consult with any stock exchange or automated quotation system upon which a security of the Company may be traded or quoted.

III. MEETINGS AND GOVERNANCE

     The Audit Committee shall meet at least annually in connection with the Company's annual audit, or more frequently as circumstances dictate. In addition, the Audit Committee or its Chair shall meet to review the Company's quarterly or other interim financial statements, as appropriate. Such meetings may be held in or out of the presence of the Company's management, outside auditors or both, as appropriate. Other governance matters not addressed herein shall be governed by the Company's articles of incorporation or bylaws.

IV. DUTIES, RESPONSIBILITIES AND ACTIVITIES

     To fulfill its purpose, the Audit Committee has the following duties and responsibilities and shall engage in the following activities:

     (A) Review of Charter and Financial Statements and Reports

     The Audit Committee shall review the Company's financial statements, reports and other financial information, in conjunction with the Company's internal financial management and outside auditors, as appropriate. Such review shall include candid discussions of the quality -- not merely the acceptability -- of the Company's accounting principles as applied in its financial reporting. Reviews shall occur prior to dissemination of the statement, report or other document to a third party or the public. Without limitation, the Audit Committee shall review:

     - The annual financial statements and any reports or other financial information, including any certification, report, opinion, or review rendered by the outside auditors.

     - Any quarterly or other interim financial statements and any reports or other financial information, including any certification, report, opinion, or review rendered by the outside auditors. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

     - This Charter on an annual basis, or more frequently as circumstances dictate.

     - As circumstances dictate and as deemed necessary or advisable from time to time, any material internal financial reports to management prepared by internal financial management.

     - Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

     - Review with the Company's General Counsel and outside counsel, legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports of inquiries received from regulators or governmental agencies.

     - Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

     (B) Relationship with Outside Auditors

     The Audit Committee's and the Board's relationship with the Company's outside auditors shall governed by the following principles:

     - The Company's outside auditors are ultimately accountable to the Audit Committee and the Board.

     - The Audit Committee and the Board are ultimately responsible for selecting, evaluating and, where appropriate, replacing the Company's outside auditors.

     - The Audit Committee is responsible for ensuring receipt from the outside auditors of a formal written statement delineating all relationships between the outside auditors and the Company. The Audit Committee is responsible for actively engaging in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditors. The Audit Committee is further responsible for taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditors.

     (C) Relationship with Company and Internal Financial Management

     The Audit Committee's and the Board's relationship with the Company's management, including its internal financial management, shall governed by the following principles:

     - The Audit Committee is responsible for reviewing the integrity of the Company's financial reporting process, both internal and external.

     - The Audit Committee is responsible for reviewing the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     - The Audit Committee is responsible for considering and approving, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the outside auditors or management, including internal financial management.

     (D) Audit Committee Report

     The Audit Committee shall prepare an Audit Committee Report annually in connection with the Company's annual audit. The Report shall address such matters as deemed appropriate by the Audit Committee, but shall state whether the Audit Committee:

     - Reviewed and discussed the Company's audited financial statements with management.

     - Discussed with the outside auditors such qualitative matters concerning the Company's accounting principles as applied in its financial reporting as are appropriate.

     - Received from the outside auditors a formal written statement delineating all relationships between the outside auditors and the Company.

     - Recommends to the Board that the Company's audited financial statements be included in the Company's public filings or other publicly available reports.

     The names of the members of the Audit Committee shall appear at the end of the Report.

     (E) Other Activities

     The Audit Committee may perform such activities from time to time, as the Board deems appropriate. Without limitation, such activities may be assigned to the Audit Committee because of the independence of its members.

PROXY                      ESHARE COMMUNICATIONS, INC.                     PROXY
                         5051 PEACHTREE CORNERS CIRCLE
                            NORCROSS, GA 30092-2500

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF ESHARE COMMUNICATIONS, INC. (THE "COMPANY") FOR THE 2001 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, MAY 22, 2001 (THE "ANNUAL MEETING").

    The undersigned hereby appoints Aleksander Szlam and Richard P. Dobb, and each of them, with full power of substitution, as proxies to vote all of the shares of Common Stock of the Company which the undersigned may be entitled to vote at the Annual Meeting, and at any adjournments thereof, on the following matters in the following manner:

1.  Election of Directors.             [ ]  FOR all nominees listed below        [ ]  WITHHOLD AUTHORITY to
                                         (except as marked to the contrary         vote for all nominees listed below
                                       below)

 Aleksander Slzam, Andrew J. Filipowski, Donald L. House, Stephen Jeffery, Jack
                              Pellicci, James Tito

   (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name below.)

           ---------------------------------------------------------------------

2. Approval of the appointment of Arthur Andersen, LLP as the independent auditors of the Company for the fiscal year ended December 31, 2001.

    [ ]  FOR                    [ ]  AGAINST                    [ ]  ABSTAIN

3. In accordance with their judgement, upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

                        PLEASE SIGN AND DATE ON REVERSE.

    WHEN THIS PROXY IS PROPERLY EXECUTED AND RETURNED, AND NOT REVOKED, THE SHARES IT REPRESENTS WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE CHOICES SPECIFIED. IF NO CHOICE IS SPECIFIED, IT WILL BE NOTED FOR THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1, AND FOR PROPOSAL 2.

      PLEASE DATE AND SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW.

                                                              ------------------------------         ------------------
                                                              Signature*                             Date

                                                              ------------------------------         ------------------
                                                              Signature*                             Date

                                                              * NOTE: When signing as attorney, trustee, administrator,
                                                              executor or guardian, please give your full title as such.
                                                              If a corporation, please sign in full corporate name by
                                                              President or other authorized officer. In the case of
                                                              joint tenants, each joint owner may sign.

                       I PLAN TO ATTEND THE MEETING  [ ]